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                                                                    EXHIBIT 10.6


                  Amendment No. 1, dated as of August 1, 2001, by and between The Berkshire Bank, a New York banking corporation ("Employer"), and Moses Krausz ("Employee"), to the Agreement, dated as of May 1, 1999, between Employer and Employee (the "Employment Agreement").

                              W I T N E S S E T H:

                  WHEREAS, Employer and Employee entered into the Employment Agreement; and

                  WHEREAS, Employer and Employee wish the amend the terms of the Employment Agreement with respect to the term thereof.

                  NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto hereby agree as follows:

                  1. Paragraph 3 of the Employment Agreement shall be amended to read in its entirety as follows:

                  "3. Term of Employment. The employment by Employer of Employee pursuant hereto shall commence as of the date hereof and, subject to the provisions of paragraph 4 hereof, shall terminate on April 30, 2006; provided, however, that Employee's employment hereunder shall be automatically renewed for up to three additional periods of one year each unless Employee or Employer notifies the other, not less than 60 days nor more than 90 days prior to the expiration of Employee's then current employment period, that he or it elects not to extend Employee's employment hereunder beyond the expiration date of the then current employment period."

                  2. The increases in Employee's base salary set forth in
Section 2.1 of the Employment Agreement shall be applicable for the periods of employment May 1, 2003 to April 30, 2004 and May 1, 2004 to April 30, 2005, respectively, and, if the Employee's employment is extended beyond April 30, 2006 as set forth in the amended Paragraph 3, for each year thereafter.

                  3. Except as otherwise amended hereby, the Employment Agreement shall continue in full force and effect unamended from and after the date hereof.

                  IN WITNESS WHEREOF, this Amendment No. 1 has been executed and delivered by the parties hereto as of the date first above written.

                                        THE BERKSHIRE BANK


                                        By: /s/ Moses Marx
                                            --------------------------
                                                 Chairman of the Board



                                            /s/ Moses Krausz
                                            --------------------------
                                                 MOSES KRAUSZ

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